                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

| |      Preliminary Proxy Statement
| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
| |      Definitive Additional Materials
| |      Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                         SEI INSTITUTIONAL MANAGED TRUST

-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                         SEI INSTITUTIONAL MANAGED TRUST

-------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required
| |      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11(1).

         1)   Title of each class of securities to which transaction applies:


-------------------------------------------------------------------------------

         2)   Aggregate number of securities to which transaction applies:


-------------------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------

         4)   Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------

         5)   Total fee paid:

-------------------------------------------------------------------------------

| | Fee paid previously with preliminary materials.
| | Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:

-------------------------------------------------------------------------------

         2)   Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------------------

         3)   Filing Party:

-------------------------------------------------------------------------------

4)       Date Filed:

                           TAX-MANAGED LARGE CAP FUND

     ----------------------------------------------------------------------

                       IMPORTANT SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------

 The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your fund. Each proxy card may be completed by voting for or against the proposal relating to your fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

 We urge you to spend a few minutes with the proxy statement, fill out your proxy card, sign it, and return it to us. Voting your proxy, and doing so promptly, ensures that your fund will not need to conduct additional mailings. When shareholders do not return their proxies in sufficient numbers, we have to make follow-up solicitations, which may cost your fund money.

 Please take a few moments to exercise your right to vote. Thank you.

--------------------------------------------------------------------------------

                        SEI INSTITUTIONAL MANAGED TRUST

                        SEI INSTITUTIONAL MANAGED TRUST

                           TAX-MANAGED LARGE CAP FUND

Dear Shareholder,

A Shareholder Meeting of the Tax-Managed Large Cap Fund (the "Fund") of SEI Institutional Managed Trust (the "Trust") has been scheduled for May 22, 2001. Since you were a shareholder of record as of the close of business on March 23, 2001, you are entitled to vote at the meeting or any adjournment of the meeting.

While you are, of course, welcome to join us at the meeting, most shareholders will cast their votes by filling out and signing a proxy card. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE. PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE SO THAT THE MAXIMUM NUMBER OF SHARES MAY BE VOTED.

The attached proxy statement is designed to give you detailed information relating to the proposal on which you are being asked to vote. We encourage you to support the Trustees' recommendation. The purpose of the Meeting is to consider the proposal set forth below and to transact such business as may be properly brought before the meeting. The proposal described in the proxy statement relates to the following matter:

    I. TO APPROVE THE SELECTION OF LSV ASSET MANAGEMENT ("LSV") AS A SUB-ADVISER FOR THE FUND, AND TO APPROVE AN INVESTMENT SUB-ADVISORY AGREEMENT, INCLUDING THE COMPENSATION TO BE PAID THEREUNDER, BETWEEN LSV AND SEI INVESTMENTS MANAGEMENT CORPORATION RELATING TO THE FUND.

    The purpose of the above recommendation is to enhance the overall characteristics of the Fund by further diversifying the Fund's assets to a seventh sub-adviser, LSV. LSV's investment specialty is in the identification and management of deep value stocks. The addition of LSV is expected to complement the investment style of the other sub-advisers of the Fund. The current sub-advisers include Alliance Capital Management, L.P., Equinox Capital Management, LLC, Parametric Portfolio Associates, Peregrine Capital Management, Provident Investment Counsel, Inc., and Sanford C. Bernstein & Co., Inc.

Your vote is important to us. Please do not hesitate to call 1-800-DIAL-SEI if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the SEI Funds.

Sincerely,

[/S/ EDWARD D. LOUGHLIN]

Edward D. Loughlin

President and Chief Executive Officer

SEI Institutional Managed Trust

                                IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the proposal.

                             QUESTIONS AND ANSWERS

Q. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. The Board of Trustees is recommending the approval of LSV Asset Management ("LSV") as an additional sub-adviser to the Tax-Managed Large Cap Fund (the "Fund") of the SEI Institutional Managed Trust (the "Trust") and an investment sub-advisory agreement between LSV and SEI Investments Management Corporation ("SIMC"), the investment adviser to the Fund.

Q. WHY AM I BEING ASKED TO VOTE ON THE NEW INVESTMENT SUB-ADVISORY AGREEMENT?

A. The Investment Company Act of 1940, which regulates investment companies in the United States, such as the Trust, requires a shareholder vote to approve new investment advisory agreements, including sub-advisory agreements. The Securities and Exchange Commission has granted SIMC and the Trust an exemption from this requirement that generally allows SIMC to appoint sub-advisers without shareholder approval. However, since LSV is an affiliated person of SIMC, this exemption is not available, and a shareholder vote is required to approve the investment sub-advisory agreement, including the compensation to be paid thereunder, between LSV and SIMC.

Q. HOW WILL THIS AFFECT MY ACCOUNT?

A. The approval of LSV as an additional investment sub-adviser for the Fund will have no effect on the nature or quality of services you will receive as a shareholder. LSV will manage its portion of the assets of the Fund in accordance with the Fund's investment objective and policies. In managing its portion of the Fund' assets, LSV will select stocks of large companies that it believes are deeply undervalued. LSV's value style is complementary to the style of the other sub-advisers to the Fund.

Q. WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the proposal can be acted upon. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund.

Q. HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Trustees of your Fund, including the independent Trustees who comprise a majority of the Fund's Board of Trustees, unanimously recommend that you vote "FOR" the proposal.

Q. WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call us at 1-800-DIAL-SEI between 9:00 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

Q. HOW CAN I VOTE MY SHARES?

A. You may choose from one of the following options:

    - Through the Internet, by using www.proxyvote.com and following the onscreen instructions.

    -  By telephone, by calling toll free 1-800-690-6903.

    -  By mail, with the enclosed proxy card and return envelope.

    - In person at the shareholder meeting (see details enclosed in the Proxy Statement).

                        SEI INSTITUTIONAL MANAGED TRUST
                               101 FEDERAL STREET
                                BOSTON, MA 02010

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                  MAY 22, 2001

    Notice is hereby given that a Special Meeting of Shareholders of the Tax-Managed Large Cap Fund (the "Fund") of SEI Institutional Managed Trust (the "Trust") will be held at the offices of SEI Investments Management Corporation ("SIMC"), Oaks, Pennsylvania 19456, on May 22, 2001, at 3:30 p.m.

    At the meeting, shareholders of the Fund (the "Shareholders") will be asked to consider and approve a new sub-adviser and an investment sub-advisory agreement with respect to the Fund. The purpose of the Meeting is to consider the proposal set forth below and to transact such other business as may be properly brought before the Meeting. The specifics of the Proposal, which are more fully described in the attached Proxy Statement, are as follows:

    I. TO APPROVE THE SELECTION OF LSV ASSET MANAGEMENT ("LSV") AS SUB-ADVISER FOR THE FUND, AND TO APPROVE AN INVESTMENT SUB-ADVISORY AGREEMENT, INCLUDING THE COMPENSATION TO BE PAID THEREUNDER, BETWEEN LSV AND SIMC RELATING TO THE FUND.

    The Proposal relates to the approval of the selection of LSV to serve as an additional sub-adviser to the Fund, and to the approval of an investment sub-advisory agreement between LSV and SIMC for the Fund. The Trust operates using a "Manager of Managers" structure, under which the Trustees are generally able, upon the recommendation of SIMC and without shareholder approval, to replace sub-advisers and/or appoint additional sub-advisers for the Fund. However, because LSV is an affiliate of SIMC, shareholder approval of the appointment of LSV and of an investment sub-advisory agreement between LSV and SIMC is necessary. In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting.

    All Shareholders are cordially invited to attend the Meeting. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed Proxy and return it promptly in the enclosed envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote by telephone or through the Internet.

    Shareholders of record at the close of business on March 23, 2001 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                       BY ORDER OF THE BOARD OF TRUSTEES

                          RICHARD W. GRANT, SECRETARY

April 18, 2001

                        SEI INSTITUTIONAL MANAGED TRUST

                               101 FEDERAL STREET

                                BOSTON, MA 02010

                            ------------------------

                                PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of SEI Institutional Managed Trust (the "Trust") for use at the Special Meeting of Shareholders to be held on May 22, 2001, at 3:30 p.m., at the offices of SEI Investments Management Corporation ("SIMC"), Oaks, Pennsylvania 19456, and at any adjourned session thereof (such meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of the Tax-Managed Large Cap Fund (the "Fund") of record at the close of business on March 23, 2001 ("Shareholders") are entitled to vote at the Meeting. The approximate number of units of beneficial interest ("shares") issued and outstanding for the Fund as of March 23, 2001 was 163,224,599.

    Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting.

    In addition to the solicitation of proxies by mail, Trustees and officers of the Trust and officers and employees of SIMC, the investment adviser for the Fund, may solicit proxies in person, by Internet or by telephone. Additional solicitations will be made by Georgeson Shareholder Communications Corp., a solicitation firm located in New York, New York 10004, that has been engaged by SIMC to assist in proxy solicitation. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The cost of solicitation will be borne by SIMC. The Proxy and this Proxy Statement are being mailed to Shareholders on or about April 18, 2001.

    Shares represented by duly executed Proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                  INTRODUCTION

    The Trust is organized as a Massachusetts business trust and is not required to hold annual meetings of shareholders. The Meeting is being called in order to permit the Shareholders of the Fund to vote on the selection of a new sub-adviser, and to approve an investment sub-advisory agreement in connection with this new relationship (the "Investment Sub-Advisory Agreement"). A shareholder vote is required to approve the selection of LSV Asset Management ("LSV") as an additional sub-adviser for the Fund, and to approve the Investment Sub-Advisory Agreement between SIMC and LSV.

    The Trust operates using a "Manager of Managers" structure under which the Trustees are generally able, upon the recommendation of SIMC and without shareholder approval, to replace sub-advisers and/or appoint additional sub-advisers to the Fund. However, because LSV is an affiliate of SIMC, shareholder approval of the appointment of LSV and of the Investment Sub-Advisory Agreement between LSV and SIMC is necessary. The purpose of the Meeting is to consider the proposal set forth below and to transact such other business as may be properly brought before the Meeting.

    I. TO APPROVE THE SELECTION OF LSV AS A SUB-ADVISER FOR THE FUND, AND TO APPROVE AN INVESTMENT SUB-ADVISORY AGREEMENT, INCLUDING THE COMPENSATION TO BE PAID THEREUNDER, BETWEEN LSV AND SIMC RELATING TO THE FUND.

    The Board of Trustees is recommending that Shareholders of the Fund approve LSV as an additional sub-adviser for the Fund and approve the Investment Sub-Advisory Agreement between LSV and SIMC.

    A. DISCUSSION OF "MANAGER OF MANAGERS" ARRANGEMENT.

    Section 15(a) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that all contracts pursuant to which a person serves as investment adviser to an investment company be approved by shareholders. As interpreted, this requirement would apply to the appointment of sub-advisers to the Fund. The Securities and Exchange Commission has granted SIMC and the Trust an exemption from the shareholder approval requirements which generally permits the Trust's Board of Trustees, without shareholder approval, to appoint additional or replacement sub-advisers (herein, "Sub-Advisers"). However, this exemption does not allow the Board to enter into an investment advisory agreement with a Sub-Adviser that is an affiliated person (as defined in Section 2(a)(3) of the 1940 Act) of the Fund or SIMC without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory contracts. Thus, the exemption is not available for the appointment of LSV, which is an affiliate of SIMC.

    Under the "Manager of Managers" structure, SIMC has general oversight responsibility for the investment advisory services provided to the Fund, including formulating investment policies and analyzing economic trends affecting the Fund. SIMC is responsible for managing the allocation of assets among the Sub-Advisers and directing and evaluating the investment services provided by the Sub-Advisers, including their adherence to the Fund's investment objectives and policies and the investment performance of the Fund, and SIMC may provide specific Fund security advice. SIMC HAS THE ULTIMATE RESPONSIBILITY FOR THE INVESTMENT PERFORMANCE OF THE FUND DUE TO ITS RESPONSIBILITY TO OVERSEE SUB-ADVISERS AND RECOMMEND THEIR HIRING, TERMINATION AND REPLACEMENT.

    Under the "Manager of Managers" structure, Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, the Fund's investment adviser and "Manager of Managers." SIMC quantitatively and qualitatively evaluates each Sub-Adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies. Subject to Board review, SIMC allocates and, when appropriate, reallocates the Fund's assets among Sub-Advisers, depending on SIMC's assessment of what combination of Sub-Advisers it believes will optimize the Fund's chances of achieving its investment objective. After completing this evaluation process, SIMC recommended, and the Board approved, the selection of LSV as an additional Sub-Adviser to the Fund.

    B.  SELECTION OF LSV ASSET MANAGEMENT AS SUB-ADVISER.

    THE SUB-ADVISER. If approved by Shareholders, LSV will serve as Sub-Adviser for a portion of the assets of the Fund. Under the supervision of SIMC and the Trust's Board of Trustees, LSV will be responsible for the day-to-day investment management of a discrete portion of the assets of the Fund, and will be authorized to make investment decisions for the Fund in accordance with the Fund's investment objective and applicable investment policies and to place orders on behalf of the Fund to effect the investment decisions made. SIMC will monitor the compliance of LSV with regulatory and tax regulations, such as those relating to Fund concentration and diversification.

    In managing its portion of the Fund's assets, LSV will select stocks of large companies that it believes are deeply undervalued. LSV's investment style is complementary to the style of the current Sub-Advisers to the Fund.

    LSV is a registered investment adviser organized as a Delaware partnership. SEI Funds, Inc., an affiliate of SIMC, owns a minority interest in LSV. The general partners of LSV have developed quantitative value analysis methodology and software, which has been used to manage assets over the past 7 years. The principal business address of LSV is 200 W. Madison Street, Chicago, Illinois 60606. As of December 31, 2000, LSV has approximately $7.5 billion in assets under management.

    Listed below are the names, titles and addresses of the principal executive officer of LSV and each of LSV's general partners. Except as noted below, the principal business address of the principal executive officer and each general partner of LSV is 200 W. Madison Street, Chicago, Illinois 60606.

NAME                         ADDRESS                           TITLE
----                         -------                           -----
Josef Lakonishok                                               Principal and CEO
SEI Funds, Inc.              Oaks, PA 19456                    General Partner
Lakonishok Corporation                                         General Partner
Shleifer Corporation                                           General Partner
Vishny Corporation                                             General Partner
Menno, LLC                                                     General Partner
LaCroix, LLC                                                   General Partner
11-11, LLC                                                     General Partner

    No Trustee of the Trust purchased or sold partnership interests in LSV during the Trust's most recent fiscal year.

    TRUSTEES' CONSIDERATIONS. The Trustees of the Trust, including all of the Trustees who are not interested persons of the Trust, approved the form of Investment Sub-Advisory Agreement between LSV and SIMC at a special meeting of the Board of Trustees held on February 20, 2001. The Trustees received both written and oral information from SIMC. SIMC recommended the selection of LSV as an additional Sub-Adviser to the Fund and reviewed the considerations and the search process that led to the recommendation.

    In considering whether to recommend approval of the Investment Sub-Advisory Agreement, the Board considered information presented to them by SIMC and the qualifications of LSV to act as a Sub-Adviser to the Fund, including the background and experience of LSV's key management personnel who would assume day-to-day portfolio management responsibility for the portion of the Fund assigned to LSV. The Board also considered LSV's performance record, including its performance as a Sub-Adviser to the Trust's Large Cap Value, Small Cap Value and Tax-Managed Small Cap Funds. The Board reviewed information presented by SIMC regarding the manner in which LSV's investment is expected to complement those of the Fund's other sub-advisers and regarding the role LSV would play in the overall management of the Fund, including how LSV's management style will promote tax efficiency. The Board also reviewed the fee payable to LSV in comparison to fees charged in the relevant segment of the mutual fund business and the impact of LSV's selection on SIMC's profitability.

    DUTIES UNDER THE INVESTMENT SUB-ADVISORY AGREEMENT. Under the Investment Sub-Advisory Agreement (a copy of which is attached as Exhibit A), LSV will make investment decisions for the assets of the Fund allocated to it by SIMC and continuously review, supervise, and administer the Fund's investment program with respect to these assets. LSV will discharge its responsibilities subject to the supervision of SIMC and the Trustees of the Trust and in a manner consistent with the Fund's investment objectives, policies and limitations.

    DURATION AND TERMINATION. If approved, and unless terminated earlier, the Investment Sub-Advisory Agreement shall continue in effect as to the Fund through May, 2003 and thereafter for periods of one year for so long as such continuance is specifically approved at least annually: (i) by the vote of the holders of a majority of the outstanding shares of the Fund or (ii) by the vote of a majority of those Trustees of the Trust who are not parties to the Investment Sub-Advisory Agreement or who are not "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

    The Investment Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that SIMC's investment advisory agreement with respect to the Fund is terminated. The Investment Sub-Advisory Agreement is terminable at any time without penalty: (i) by the Trustees of the Trust; (ii) by a vote of a majority of the outstanding shares of the Fund; or
(iii) by SIMC on not less than 30 days' nor more than 60 days' written notice to LSV. In addition, the Investment Sub-Advisory Agreement is terminable by LSV upon 90 days' written notice to SIMC.

    In the event Shareholders of the Fund do not approve LSV at the Special Meeting to which this Proxy Statement relates, or any adjournment thereof, the Trustees will re-evaluate their options regarding management of the Fund.

    COMPENSATION. Under the proposed Investment Sub-Advisory Agreement, SIMC will pay LSV a fee, which is calculated and paid monthly, based on the annual percentage rate of 0.20% of the average monthly market value of the portion of the assets of the Fund managed by LSV.

    OTHER FUNDS WITH SIMILAR INVESTMENT OBJECTIVES. LSV serves as investment sub-adviser to one other fund (the "Portfolio") with a similar investment objective as the Fund. The Fund's investment objective is to achieve high long-term after-tax returns for its shareholders. While the Portfolio listed below has a similar investment objective as the Fund, LSV may utilize different investment strategies in achieving the objective of the Portfolio. The following table provides comparative information on fees paid to LSV for managing the
Portfolio:

                                        NET
                                ASSETS OF PORTFOLIO
       PORTFOLIO                   AS OF 3/31/01                         FEE
       ---------                   -------------                         ---
 Tax-Managed Small Cap             $114 million                         0.40%

    THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL
I.

             GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

    TRUSTEES AND OFFICERS. Information is set forth below about the Trust's current Trustees and principal executive officers, including their names, positions with the Trust, and association with SIMC.

NAME                          POSITION WITH THE FUND              POSITION WITH SIMC
----                     ---------------------------------  ------------------------------
Robert A. Nesher*        Chairman of the Board of Trustees  None
William M. Doran**+      Trustee                            None
F. Wendell Gooch         Trustee                            None
Rosemarie B. Greco       Trustee                            None
James M. Storey          Trustee                            None
George J. Sullivan, Jr.  Trustee                            None
Edward D. Loughlin       President and CEO                  Executive Vice President
Todd B. Cipperman        Vice President and Asst. Sec.      Senior Vice President, General
                                                              Counsel and Asst. Sec.
Timothy D. Barto         Vice President and Asst. Sec.      Vice President and Asst. Sec.
Lydia A. Gavalis         Vice President and Asst. Sec.      Vice President and Asst. Sec.
Christine M. McCullough  Vice President and Asst. Sec.      Vice President and Asst. Sec.
Cynthia M. Parrish       Vice President and Asst. Sec.      Vice President and Asst. Sec.
Richard W. Grant+        Secretary                          None
James R. Foggo           Controller and CFO                 None

------------------------
* Mr. Nesher performs various services on behalf of SEI Investments Company ("SEI"). SIMC is a wholly-owned subsidiary of SEI.

**  Mr. Doran serves as a Director and Secretary to SEI.

+ Messrs. Doran and Grant are Partners at the law firm of Morgan, Lewis & Bockius LLP, counsel to the Trust, SIMC, SEI Investments Fund Management and SEI Investments Distribution Co.

    DISTRIBUTION. SEI Investments Distribution Co. ("SIDCo."), a wholly-owned subsidiary of SEI, Oaks, Pennsylvania 19456, acts as the Distributor of the Trust's shares pursuant to a Distribution Agreement dated January 22, 1987 between the Trust and SIDCo. Alfred P. West, Jr. serves as Chairman of the Board and Chief Executive Officer of SIDCo. and SEI, and Henry H. Greer serves as Director, President and Chief Operating Officer of SIDCo. and SEI.

    FUND TRANSACTIONS. For the fiscal year ended September 30, 2000, the Fund paid $19,220 in commissions to SIDCo., the Trust's Distributor.

    5% SHAREHOLDERS. As of March 23, 2001, the following persons were the only persons who were, to the knowledge of the Trust, beneficial owners of 5% or more of shares of the Fund.

NAME AND ADDRESS OF BENEFICIAL OWNER                  NUMBER OF SHARES       PERCENTAGE OF FUND'S SHARES
------------------------------------                  ----------------       ---------------------------
SEI Private Trust Company...........................   141,849,659.11                  86.90%
  One Freedom Valley Drive
  Oaks, PA 19456

SEI Private Trust Company                              16,375,658.705                  10.03%
  One Freedom Valley Drive
  Oaks, PA 19456

    The Trust's Trustees and officers do not beneficially own any shares of the Trust.

    ADJOURNMENT. In the event that sufficient votes in favor of the Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies, for which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies for which they are entitled to vote against the Proposal. SIMC will pay the costs of any such additional solicitation and of any adjourned session will be borne by SIMC.

    QUORUM AND REQUIRED VOTE. In order to act upon the proposal in this proxy statement, a quorum is required to be present. A majority of the aggregate number of shares of the Fund shall be necessary to constitute a quorum. Approval of the Proposal requires the affirmative vote of a majority of the outstanding shares of the Fund. As defined in the 1940 Act, "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

    Abstentions and "broker non-votes" will not be counted for or against the Proposal, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting, and will therefore have the effect of counting against the Proposal.

    SHAREHOLDER PROPOSALS. The Trust does not hold annual Shareholder Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o SEI Investments Company, Legal Department, Oaks, Pennsylvania 19456.

    REPORTS TO SHAREHOLDERS. The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Trust and the most recent Semi-Annual Report succeeding such Annual Report, if any, upon request. Requests should be directed to the Trust at Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

    OTHER MATTERS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of Proxy.

                                                                       EXHIBIT A

                       INVESTMENT SUB-ADVISORY AGREEMENT
                        SEI INSTITUTIONAL MANAGED TRUST

    AGREEMENT made this   day of          , 2001 between SEI Investments
Management Corporation (the "Adviser") and LSV Asset Management (the "Sub-Adviser").

    WHEREAS, SEI Institutional Managed Trust, a Massachusetts business trust (the "Trust"), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

    WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated December 16, 1994 (the "Advisory Agreement") with the Trust, pursuant to which the Adviser acts as investment adviser to the Tax-Managed Large Cap Fund (the "Portfolio"), which is a series of the Trust; and

    WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of the Portfolio, and the Sub-Adviser is willing to render such investment advisory services.

    NOW, THEREFORE, the parties hereto agree as follows as to the Portfolio:

1. DUTIES OF THE SUB-ADVISER. Subject to supervision by the Adviser and the Trust's Board of Trustees, the Sub-Adviser shall manage all of the securities and other assets of the Portfolio entrusted to it hereunder (the "Assets"), including the purchase, retention and disposition of the Assets, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Portfolio's prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectus"), and subject to the following:

    (a) The Sub-Adviser shall, in consultation with and subject to the direction of the Adviser, determine from time to time what Assets will be purchased, retained or sold by the Portfolio, and what portion of the Assets will be invested or held uninvested in cash.

    (b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust's Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

    (c) The Sub-Adviser shall determine the Assets to be purchased or sold by the Portfolio as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolio's Registration Statement (as defined herein) and Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with all federal securities laws. In executing Portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Consistent with any guidelines established by the Board of Trustees of the Trust and
       Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Portfolio. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust's principal underwriter) and to take into account the sale of shares of the Trust in allocating the Trust's brokerage if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Portfolio's Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission ("SEC") and the 1940 Act.

    (d) The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (6),
       (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

    The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Portfolio are the property of the Portfolio and the Sub-Adviser will surrender promptly to the Portfolio any of such records upon the Portfolio's request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

    (e) The Sub-Adviser shall provide the Portfolio's custodian on each business day with information relating to all transactions concerning the Portfolio's Assets and shall provide the Adviser with such information upon request of the Adviser.

    (f) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

    (g) The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitment under this Agreement.

    (h) The Sub-Adviser shall review all proxy solicitation materials and shall be responsible for voting and handling all proxies in relation to the securities held as Assets in the Portfolio. The Adviser shall instruct the custodian and other parties providing services to the Portfolio to promptly forward misdirected proxies to the Sub-Adviser or its agent.

    Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's control affiliates, partners, officers or employees.

2. DUTIES OF THE ADVISER. The Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust's Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

    (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the "Declaration of Trust");

    (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws"); and

    (c) Prospectus of the Portfolio.

    The Adviser will furnish copies of amendments to the documents specified above to the Sub-Adviser or otherwise provide reasonable notification of changes to any terms of such documents affecting Sub-Adviser's obligations under this Agreement.

4. COMPENSATION TO THE SUB-ADVISER. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified in the Schedule which is attached hereto and made part of this Agreement. The fee will be calculated based on the average monthly market value of the Assets under the Sub-Adviser's management and will be paid to the Sub-Adviser monthly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

5. INDEMNIFICATION. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with the performance of the Sub-Adviser's obligations under this Agreement; provided, however, that the Sub-Adviser's obligation under this Section 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser's own willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

    The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses) howsoever arising from or in connection with the performance of the Adviser's obligations under this Agreement; provided, however, that the Adviser's obligation under this Section 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser's own willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

6. DURATION AND TERMINATION. This Agreement shall become effective upon approval by the Trust's Board of Trustees, by a vote of a majority of the outstanding voting securities of the Portfolio and its execution by the parties hereto.

    This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Portfolio (a) by the Portfolio at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Portfolio, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Adviser's agreement with the Trust. As used in this Section 6, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

7. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

8. SEVERABILITY. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

9. NOTICE: Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

    To the Adviser at:          SEI Investments Management Corporation
                                One Freedom Valley Road
                                Oaks, PA 19456
                                Attention: Legal Department

    To the Sub-Adviser at:      LSV Asset Management
                                200 W. Madison Street
                                Chicago, IL 60606
                                Attention: Tremaine Atkinson

10. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

    In the event the terms of this Agreement are applicable to more than one portfolio of the Trust (for purposes of this Section 10, each a "Portfolio"), the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective Portfolios severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Portfolio as if contained in separate agreements between the Adviser and Sub-Adviser for each such Portfolio. In the event that this Agreement is made applicable to any additional Portfolios by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Portfolio so that, for example, the execution date for purposes of Section 6 of this Agreement with respect to such Portfolio shall be the execution date of the relevant Schedule.

11. MISCELLANEOUS.

    (a) A copy of the Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Portfolio or the Trust.

    (b) Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

SEI INVESTMENTS MANAGEMENT CORPORATION

By:
         --------------------------------------

Name:
         --------------------------------------

Title:
         --------------------------------------

LSV ASSET MANAGEMENT

By:
         --------------------------------------

Name:
         --------------------------------------

Title:
         --------------------------------------

                                   SCHEDULE A
                                     TO THE
                             SUB-ADVISORY AGREEMENT
                                    BETWEEN
                     SEI INVESTMENTS MANAGEMENT CORPORATION
                                      AND
                              LSV ASSET MANAGEMENT

Pursuant to Paragraph 4, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:

                        SEI INSTITUTIONAL MANAGED TRUST

Tax-Managed Large Cap Fund...............................  0.20%

Agreed and Accepted:

SEI INVESTMENTS MANAGEMENT CORPORATION

By:
         --------------------------------------

Title:
         --------------------------------------

LSV ASSET MANAGEMENT

By:
         --------------------------------------

Title:
         --------------------------------------

                       -------------------------------

           SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE
                  ENCLOSED PROXY AND RETURN IT PROMPTLY.

             PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
           THE SPECIAL MEETING OF SHAREHOLDERS, MAY 22, 2001

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Edward D. Loughlin, Todd B. Cipperman, and Kevin P. Kline as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Tax-Managed Large Cap Fund (the "Fund") of SEI Institutional Managed Trust (the "Trust") to be held in the offices of SEI Investments Management Corporation ("SIMC"), Oaks, Pennsylvania 19456, on May 22, 2001, at 3:30 P.M., and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below to approve the selection of LSV Asset Management ("LSV") as sub-adviser for the Fund, and to approve an investment sub-advisory agreement between LSV and SIMC relating to the Fund and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

TO VOTE BY TELEPHONE

1.  Read the Proxy Statement and have the Proxy card below at hand.
2.  Call 1-800-690-6903
3. Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1.  Read the Proxy Statement and have the Proxy card below at hand.
2.  Go to the Website www.proxyvote.com
3. Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

TO VOTE BY MAIL

1.  Mark, sign and date your Proxy card.
2.  Return it in the enclosed postage paid envelope.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL:

PROPOSAL 1.                 To approve the selection of LSV as an investment
                            sub-adviser for the Fund, and to approve an investment sub-advisory agreement, including the compensation to be paid thereunder, between LSV and SIMC relating to the Fund.

                                For     Against     Abstain
                            ----    ----        ----

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the Shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

                                              --------------------------------
      -----------                             Signature                  Date

                                              --------------------------------
                                              Signature (Joint owners)   Date

1701 Market Street                                          Morgan, Lewis
Philadelphia, PA  19103-2921                                & Bockius LLP
(215) 963-5000                                              Counselors at Law
Fax: (215) 963-5299





April 16, 2001

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re: SEI Institutional Managed Trust (File Nos. 33-9504 and 811-4878) Definitive Proxy Statement
         ----------------------------------------------------------------

Ladies and Gentlemen:

On behalf of our client, SEI Institutional Managed Trust (the "Trust"), we are filing, pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, the definitive Notice of Special Meeting of Shareholders, Proxy Statement and form of Proxy to be furnished to the shareholders of the Trust in connection with the Special Meeting of Shareholders to be held on May 22, 2001.

Please contact the undersigned at (215) 963-5459 if you have any questions or comments.

Sincerely,

/s/ Lusine Moshkounian
----------------------
Lusine Moshkounian


cc:      Kevin P. Kline
         Thomas P. Lemke, Esquire